LOAN DOCUMENT MODIFICATION AGREEMENT
                     (No. 6; dated as of September 2, 1998)

      LOAN DOCUMENT MODIFICATION AGREEMENT (this "Agreement"), dated as of September 2, 1998, by and among EIS INTERNATIONAL, INC., a Delaware corporation with its principal place of business at 555 Herndon Parkway, Herndon, Virginia 20170 ("EIS"), EIS INTERNATIONAL SERVICES CORP., a Virginia corporation with its principal place of business at 555 Herndon Parkway, Herndon, Virginia 20170 ("ISC" and together with EIS, the "Borrowers"), and SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Central Plaza, 11300 Rockville Pike, Suite 1205, Rockville, Maryland 20852, doing business under the name "Silicon Valley East" (the "Bank").

      1. Reference to Existing Loan Documents.

      Reference is hereby made to that certain Amended and Restated Commitment Letter (the "Commitment Letter"), dated as of May 19, 1994, between EIS and the Bank, as amended by a Joinder and Assumption Agreement ("Amendment No. 1"), dated as of October 28, 1994, among EIS, ISC and the Bank, as further amended by a Loan Modification Agreement ("Amendment No. 2"), dated as of October 4, 1995, among EIS, ISC and the Bank, and as further amended by a Loan Document Modification Agreement ("Amendment No. 3"), dated as of December 27, 1995, among EIS, ISC and the Bank, a Loan Document Modification Agreement ("Amendment No. 4"), dated as of April 15, 1996, among EIS, ISC and the Bank and a Loan
Document Modification Agreement ("Amendment No. 5"), dated as of September 3, 1997, among EIS, ISC and the Bank. The Commitment Letter, together with the schedules and exhibits attached thereto, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5 is herein after referred to as the "Credit Agreement." Reference is also hereby made to the Loan Documents referred to in the Credit Agreement, including without limitation that certain Fourth Amended and Restated Promissory Note of the Borrowers, dated September 3, 1997, as amended and restated of even date herewith, in the principal amount of $7,000,000 (the "Note") and that certain Amended and Restated Security Agreement, dated as of September 3, 1997, by and between EIS and the Bank and that certain Amended and Restated Security Agreement, dated as of September 3, 1997, by and between ISC and the Bank (collectively, the "Security Agreements"). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings herein as are set forth in the Credit Agreement.

      2. Effective Date.

      This Agreement shall be deemed effective as of September 2, 1998 (the "Effective Date"), provided that the Bank shall have received the following on or before October 23, 1998 and provided further, however, that in no event shall this Agreement become effective until signed by an officer of the Bank in
California:

          a. two copies of this Agreement, duly executed by each of the Borrowers;

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                                      -2-

          b. a fifth amended and restated promissory note in the principal amount of $7,000,000 payable to the order of the Bank in the form enclosed herewith (the "Amended Note"), duly executed by each of the Borrowers;

          c. a certificate of the secretary or assistant secretary of each of the Borrowers, attesting to the continuing validity of the certificate of incorporation and by-laws of each of the Borrowers, the incumbency and signatures of any officers executing this Agreement and the Loan Documents and the approval by the Board of Directors of each of the Borrowers of this Agreement and the Amended Note; and

      By the signature of their respective authorized officers below, each Borrower is hereby representing that, except as modified in Schedule A attached hereto, the representations of such Borrower set forth in the Loan Documents (including those contained in the Credit Agreement, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. The Borrowers jointly and severally agree to pay on or before the Effective Date a nonrefundable facility fee in connection herewith in the aggregate amount of $17,500. In order to effectuate the foregoing, EIS confirms its authorization as to the debiting of its account with the Bank in such amount in order to pay the Bank the facility fee for the period up to and including the extended Expiry Date. Finally, each Borrower agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts and perform any of its obligations under the Credit Agreement and the other Loan Documents.

      3. Description of Change in Terms.

      As of the Effective Date, the Credit Agreement is modified in the following respects:

          a. Section 2 of the Credit Agreement is hereby amended by deleting the date "September 2, 1998" from the first line thereof and replacing it with the date "September 2, 1999."

          b. The first sentence of Section 3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following sentence:

      "Advances under the Commitment shall bear interest at a fluctuating rate per annum equal to the Bank's Prime Rate (as defined below) plus one-half of one percent (0.50%)."

          c. The first sentence of Section 4 of the Credit Agreement is hereby deleted in its entirety and replaced with following:

      "The Borrowers jointly and severally agree to pay to the Bank a facility fee for the period from September 2, 1998 through the Expiry Date in the amount of Seventeen Thousand Five Hundred Dollars ($17,500)."
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                                      -3-

d. Subsection 4(a) of Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "(a) within forty-five (45) days after the end of each quarter (including the last quarter of the fiscal year), the unaudited consolidated balance sheet and income statement of the Borrowers and their Subsidiaries on a consolidated basis as at the end of, and for, such quarter, accompanied by a certificate of the vice president of finance or chief financial officer of each of the Borrowers, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrowers and their Subsidiaries in accordance with GAAP (except for the absence of footnotes) consistently applied, as at the end of, and for, such quarter (subject to normal year-end audit adjustments);"

          e. Subsection 4(c) of Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "(c) at the time of the delivery of the quarterly and yearly financial statements required by Paragraphs 4(a) and 4(b), a Compliance Certificate of the chief financial officer of each of the Borrowers in the form attached to this Schedule II as Exhibit A;"

          f. Subsection 4(g) of Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "(g) only when borrowing, within thirty (30) days after the end of each fiscal month of the Borrowers, (i) a list of the accounts receivable aging for the Borrowers and their Subsidiaries on a consolidated basis as of the end of such month in such form as is reasonably acceptable to the Bank, all in reasonable detail and (ii) a Borrowing Base Certificate signed by the chief financial officer of each of the Borrowers in the form attached to this Schedule II as Exhibit B. The Bank will require audits no more than once during each fiscal year of the Borrowers; provided, however, that the Borrowers shall not receive any further advances under the Commitment unless and until an agent of the Bank has conducted and the Bank has received an audit of the Borrowers' accounts receivable, with the costs thereof to be borne by the Borrowers;"

          g. Sections 23 and 24 of Schedule II to the Credit Agreement are hereby deleted in their entirety and replaced with the following:

              "23. Quick Ratio. The Borrowers will not permit the Quick Ratio to be less than 1.75 to 1 at the end of any fiscal quarter.

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                                      -4-


              24. Minimum Tangible Net Worth. The Borrowers will not permit Tangible Net Worth at the end of the fiscal quarter ending September 30, 1998 to be less than Thirty-One Million Dollars ($31,000,000); and will not permit Tangible Net Worth at the end of each subsequent fiscal quarter to be less than an amount equal to the minimum Tangible Net Worth for the previous fiscal quarter, as determined in accordance with the terms hereof, plus 50% of Net Income (and not taking into account any Net Loss) for the previous quarter."

          h. Schedule II to the Credit Agreement is hereby further amended by restating in its entirety Exhibit A thereto in the form of Exhibit A hereto.

          i. The definition of "Tangible Net Worth" set forth in Schedule III to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

              "`Tangible Net Worth' means at any time, the consolidated stockholders' equity of EIS International, Inc. and its Subsidiaries at such time determined in accordance with GAAP (including all then outstanding Preferred Stock), plus all then outstanding Subordinated Debt, less all assets that are reflected on the consolidated balance sheet of EIS International, Inc. and its Subsidiaries at such time that would be treated as intangibles under GAAP (including, but not limited to, goodwill, capitalized software and excess purchase costs)."

      4. Continuing Validity.

      Upon the effectiveness hereof, each reference in each Loan Document to "the Credit Agreement," "thereunder," "thereof," "therein," or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby. Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Except as set forth in Section 3 above and in the fifth amended and restated Note, each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or thereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

      5. Miscellaneous.

          a. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

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                                      -5-

          b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

          c. EACH OF THE BORROWERS ACCEPTS FOR ITSELF AND IN CONNECTION WITH
ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS LOAN MODIFICATION AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON THE BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

          d. The Borrowers jointly and severally agree to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.

          e. EIS shall pay no more than $5,000 in fees of Sullivan & Worcester LLP, special counsel to the Bank, within 10 business days of the final execution of this Agreement.

                 [Remainder of page intentionally left blank.]

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                                      -6-

      IN WITNESS WHEREOF, the Bank and the Borrowers have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.


                              SILICON VALLEY EAST, a Division
                              of Silicon Valley Bank, as the Bank

                              By: ___________________________
                              Peter McDonald
                              Vice President

                              SILICON VALLEY BANK, as the Bank

                              By: ___________________________
                              Name:
                              Title:
                              (signed in Santa Clara, CA)

                              EIS INTERNATIONAL, INC.

                              By: /s/ Frederick C. Foley
                                  ----------------------------
                                  Frederick C. Foley
                                  Chief Financial Officer and Treasurer

                              EIS INTERNATIONAL SERVICES CORP.

                              By: /s/ Frederick C. Foley
                                  -----------------------------
                                  Frederick C. Foley
                                  Senior Vice President-Finance and Treasurer

                                   EXHIBIT A
                             COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK

FROM:    EIS INTERNATIONAL, INC. and EIS INTERNATIONAL SERVICES CORP.

      The undersigned authorized officers of EIS International, Inc. and EIS International Services Corp. hereby certifies that in accordance with the terms and conditions of the Credit Agreement, as amended, between Borrower and Bank (the "Agreement"), (i) each Borrower is in complete compliance for the period ending _________________ with all required covenants except as noted below and
(ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. Each Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by a Borrower at any time or date of determination that such Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

      Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                     Required                             Complies
------------------                     --------                             --------
Quarterly financial statements         Quarterly within 45 days          Yes         No
Annual (CPA Audited)                   FYE within 90 days                Yes         No
A/R Agings                             When borrowing, within
                                         30 days of month end            Yes         No
A/R Audit                              Initial and Annual                Yes         No


Financial Covenant                     Required             Actual         Compliance
------------------                     --------             ------         ----------
Maintain on a Quarterly Basis:
 Minimum Quick Ratio                   1.75:1.0            ____:1.0      Yes         No
 Minimum Tangible Net Worth            $31,000,000*       $________      Yes         No
 Maximum Debt/Tangible Net Worth       0.75:1.0            ____:1.0      Yes         No

*increasing by 50% of Net Income for the previous quarter.

Comments Regarding Exceptions: See Attached.


Sincerely,

EIS INTERNATIONAL, INC.                 EIS INTERNATIONAL SERVICES CORP.


______________________________          _______________________________
SIGNATURE                               SIGNATURE

TITLE                                   TITLE
DATE                                    DATE

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                                   Schedule A

                  Qualifications and Supplements to Disclosure

                                      None